UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AMC ENTERTAINMENT HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY STATEMENT SUPPLEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 29, 2021

This proxy statement supplement dated July 6, 2021 (this “Supplement”), supplements the definitive proxy statement (the “Proxy Statement”) filed by AMC Entertainment Holdings, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on June 16, 2021 and made available to the Company’s stockholders in connection with the solicitation of proxies by the Board of Directors of the Company for the annual meeting of stockholders (the “Annual Meeting”) of the Company to be held on July 29, 2021 at 2:00 pm (Central Time). This Supplement is being filed with the SEC and made available to stockholders on or about July 6, 2021. Each stockholder of record at the close of business on June 2, 2021 is entitled to receive notice of, attend and vote at the Annual Meeting.

Removal of Proposal 1 for Stockholder Consideration

On July 6, 2021, the Company determined not to seek stockholder approval of the proposal to approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to increase the total number of shares of Class A Common Stock (par value $0.01 per share) the Company shall have the authority to issue by 25,000,000 shares to a total of 549,173,073 shares of Class A Common Stock (“Proposal 1”), and has withdrawn Proposal 1 from the agenda for the Annual Meeting. All other proposals presented in the Proxy Statement remain on the agenda for the Annual Meeting.

Upon review and careful consideration with further discussions with management and its advisors, the Company has determined to withdraw Proposal 1 from stockholder consideration for the upcoming Annual Meeting. Any information contained in the Proxy Statement regarding Proposal 1 should be disregarded.

The record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting has been set and remains the close of business on June 2, 2021. As a result of the removal of Proposal 1 from stockholder consideration at the Annual Meeting, the Company notes the following important matters regarding voting:

•	The Company will not make available or distribute, and you do not need to sign, new proxy cards or submit new voting instructions solely as a result of the removal of Proposal 1.

•	Any proxy card or voting instructions received in the future for Proposals 2, 3, 4, and 5 will be valid.

•	Proxy cards or voting instructions received with direction on Proposal 1 will not be voted on Proposal 1.

•	Proxy cards or voting instructions received and providing direction on the remaining proposals to be considered at the Annual Meeting (i.e., Proposals 2, 3, 4 and 5) will remain valid and will be voted on as directed.

•	If you already submitted a proxy card or voting instructions, you do not need to resubmit proxies or voting instructions with different directions, unless you wish to change votes previously cast on the remaining proposals.

Your vote is important. You do not have to take any action if you have previously voted your shares and do not wish to change your vote. If you have already voted or given your proxy and wish to change your vote, you should follow the procedures described below and in the Proxy Statement.

Regardless of whether you attend the Annual Meeting, it is important that your shares be represented. If you are a stockholder of record, you may submit your proxy over the Internet, by phone or by mail as described on the proxy card. If you hold your shares through a broker or other nominee, please follow the instructions that you receive from your broker or other nominee to ensure that your shares are voted. Submitting your proxy will not prevent you from attending the Annual Meeting.

GENERAL INFORMATION

We urge you to read this Supplement and the Proxy Statement carefully. We are sending you this Supplement because the Board determined not to seek stockholder approval of Proposal 1, and has withdrawn Proposal 1 from the agenda for the Annual Meeting. All other proposals presented in the Proxy Statement remain on the agenda for the Annual Meeting.

Pursuant to rules promulgated by the SEC, the Proxy Statement, this Supplement and the 2020 Annual Report are available to stockholders electronically via the Internet. On or around June 16, 2021, we sent our stockholders of record on the Record Date the Notice, which provides information regarding accessing the proxy materials for the Annual Meeting and voting via the Internet. Some stockholders have previously requested to receive either a full set of printed proxy materials or an email with instructions on how access the proxy materials electronically. Stockholders that have not submitted a specific delivery preference were sent the Notice. If you would like to change the way you receive materials in the future, please follow the instructions on the Notice you received. The Proxy Statement and our 2020 Annual Report may be accessed at www.proxyvote.com and investor.amctheatres.com.

Registered holders are stockholders who hold their shares directly with the Company and have their names and addresses recorded in the Company's share registry, which is maintained by our transfer agent, Computershare. Registered stockholders can vote by proxy in any of the following three ways, each of which is valid under Delaware law. If you are a registered holder and would like to receive a full printed set of proxy materials, please follow the instructions on the Notice.

•	By Internet: Access our Internet voting site at www.proxyvote.com or scan the QR code on the Notice or your proxy card and follow the instructions on the screen prior to 11:59 p.m., Eastern Time, on July 28, 2021.

•	By Telephone: After receiving the full set of printed proxy materials, using a touch-tone telephone, call toll-free at 1-800-690-6903 and follow the voice instructions, prior to 11:59 p.m., Eastern Time, on July 28, 2021.

•	By Mail: After receiving the full set of printed proxy materials, mark, sign, date, and return the proxy or voting instruction form in the enclosed envelope so it is received before the Annual Meeting.

Beneficial owners are stockholders who hold their shares through a brokerage account, bank or other record holder. If you are the beneficial owner of your shares, you should have received a Notice, a full set of printed proxy materials with a voting instruction form, or an email copy of the proxy materials with instructions on how to vote from your broker or other nominee holding your shares. You should follow the instructions in the Notice or voting instruction form provided by your broker or other nominee in order to instruct your broker on how to vote your shares; in most instances you may vote by Internet, telephone or by mail. Beneficial stockholders who wish to attend the Annual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other record holder that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to our proxy solicitor at AMCattend@dfking.com. If you want to vote in person, you must obtain a legal proxy from your broker, bank or other nominee and bring it to the meeting.

Proxies provided by telephone or over the Internet or by mailed proxy card by stockholders of record, unless revoked, will be voted at the Annual Meeting as directed by you, or, in the absence of such direction, as the Board recommends for Proposals 2, 3, 4 and 5 at the Annual Meeting. A stockholder submitting a proxy by telephone or over the Internet or by mailed proxy card may revoke such proxy at any time before it is used by giving written notice of revocation to the Secretary of the Company, by delivering to the Secretary of the Company a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, in and of itself, revoke a proxy.

If you have any questions about how to vote your shares, you may contact our proxy solicitor at:

D.F. King & Co, Inc.
48 Wall Street, 22nd Floor
New York, NY 10005
Call Toll-Free: (800) 249-7120
Banks and Brokers Call: (212) 269-5550
AMC@dfking.com

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the Annual Meeting of stockholders (the “Annual Meeting”) of AMC Entertainment Holdings, Inc. (“AMC” or the “Company”). This communication does not constitute a solicitation of any vote or approval. In connection with the Annual Meeting, the Company filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on June 16, 2021 regarding the business to be conducted at the Annual Meeting. The Company may also file other documents with the SEC regarding the business to be conducted at the Annual Meeting. This document is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS THERETO, IN THEIR ENTIRETY AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE BUSINESS TO BE CONDUCTED AT THE ANNUAL MEETING BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE BUSINESS TO BE CONDUCTED AT THE ANNUAL MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS TO BE CONDUCTED AT THE ANNUAL MEETING.

Stockholders may obtain a free copy of the proxy statement and other documents the Company files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge on its investor relations website at www.investor.amctheatres.com copies of materials it files with, or furnishes to, the SEC.

Participants in the Solicitation

The Company and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the business to be conducted at the Annual Meeting. Security holders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 12, 2021 (the “2021 Form 10-K”). To the extent the holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts set forth in the Company’s 2021 Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Forward Looking Statements

This communication includes “forward-looking statements” within the meaning of the federal securities laws. In many cases, these forward-looking statements may be identified by the use of words such as “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “indicates,” “projects,” “goals,” “objectives,” “targets,” “predicts,” “plans,” “seeks,” and variations of these words and similar expressions. Examples of forward-looking statements include statements we make regarding the impact of COVID-19, future attendance levels and our liquidity. Any forward-looking statement speaks only as of the date on which it is made. These forward-looking statements may include, among other things, statements related to AMC’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, and the impact to its business and financial condition of, and measures being taken in response to, the COVID-19 virus, and are based on information available at the time the statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks, trends, uncertainties and facts include, but are not limited to, risks related to: AMC’s ability to obtain additional liquidity, which if not realized or insufficient to generate the material amounts of additional liquidity that will be required unless it is able to achieve more normalized levels of operating revenues, likely would result in AMC seeking an in-court or out-of-court restructuring of its liabilities; the potential impact of AMC’s existing or potential lease defaults; the impact of the COVID-19 virus on AMC, the motion picture exhibition industry, and the economy in general, including AMC’s response to the COVID-19 virus related to suspension of operations at theatres, personnel reductions and other cost-cutting measures and measures to maintain necessary liquidity and increases in expenses relating to precautionary measures at AMC’s facilities to protect the health and well-being of AMC’s customers and employees; AMC’s significant indebtedness, including its borrowing capacity and its ability to meet its financial maintenance and other covenants; the manner, timing and amount of benefit AMC receives under the CARES Act or other applicable governmental benefits and support; the impact of impairment losses; motion picture production and performance; AMC’s lack of control over distributors of films; intense competition in the geographic areas in which AMC operates; increased use of alternative film delivery methods or other forms of entertainment; shrinking exclusive theatrical release window; AMC Stubs A-List not meeting anticipated revenue projections; general and international economic, political, regulatory and other risks; limitations on the availability of capital; AMC’s ability to refinance its indebtedness on favorable terms; availability of financing upon favorable terms or at all; risks relating to impairment losses, including with respect to goodwill and other intangibles, and theatre and other closure charges; and other factors discussed in the reports AMC has filed with the SEC. Should one or more of these risks, trends, uncertainties or facts materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by the forward-looking statements contained herein. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. For a detailed discussion of risks, trends and uncertainties facing AMC, see the section entitled “Risk Factors” in the Company’s 2021 Form 10-K filed with the SEC, and the risks, trends and uncertainties identified in its other public filings. AMC does not intend, and undertakes no duty, to update any information contained herein to reflect future events or circumstances, except as required by applicable law.